UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 12, 2018

GENERAL MOTORS COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan		48265-3000
(Address of principal executive offices)		(Zip Code)
(313) 667-1500
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	General Motors Company (“GM”) held its 2018 Annual Meeting of Shareholders on June 12, 2018.

(b)
GM shareholders voted on the matters set forth below, with final voting results indicated. For the election of Directors, each nominee who received a majority of votes cast (i.e., votes for exceeded votes against, with abstentions having no effect) was elected as a Director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, with abstentions counted as votes against.

(1) Election of Directors. GM’s shareholders elected our nominees for one-year terms:

Director	Votes For		Votes Against	Abstentions	Broker Non-Votes
Mary T. Barra	987,838,477	97.9%	20,969,196	5,535,548	177,210,984
Theodore M. Solso	1,008,557,208	99.6%	3,928,982	1,857,031	177,210,984
Linda R. Gooden	1,001,212,323	98.9%	11,334,258	1,796,640	177,210,984
Joseph Jimenez	1,007,658,063	99.5%	4,829,811	1,855,347	177,210,984
Jane L. Mendillo	1,005,574,826	99.3%	6,953,080	1,815,315	177,210,984
Michael G. Mullen	1,005,331,352	99.3%	7,158,747	1,853,122	177,210,984
James J. Mulva	1,008,119,508	99.6%	4,351,499	1,872,214	177,210,984
Patricia F. Russo	984,115,326	97.9%	20,858,687	9,369,208	177,210,984
Thomas M. Schoewe	1,005,102,388	99.3%	7,376,032	1,864,801	177,210,984
Carol M. Stephenson	1,006,117,708	99.4%	6,407,732	1,817,781	177,210,984
Devin N. Wenig	1,008,417,312	99.6%	4,173,141	1,752,768	177,210,984

(2) Approval of, on an Advisory Basis, Named Executive Officer Compensation. GM’s shareholders approved, by advisory vote, the compensation of GM’s named executive officers.

Votes For	981,319,523	96.7%
Votes Against	30,498,484	3.3%
Abstentions	2,525,214
Broker Non-Votes	177,210,984

(3) Ratification of the Selection of Ernst & Young LLP as GM’s Independent Registered Public Accounting Firm for 2018. GM’s shareholders ratified the appointment of Ernst & Young LLP as GM’s independent registered public accounting firm for 2018.

Votes For	1,163,429,782	97.6%
Votes Against	25,603,024	2.4%
Abstentions	2,521,399
Broker Non-Vote	Brokers were permitted to cast shareholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item and such non-votes are reflected in the votes for or against or abstentions.

(4) Shareholder Proposal Regarding Independent Board Chairman. GM’s shareholders did not approve the shareholder proposal regarding an independent board chairman.

Votes For	358,671,475	35.4%
Votes Against	652,903,226	64.6%
Abstentions	2,768,520
Broker Non-Vote	177,210,984

(5) Shareholder Proposal Regarding Shareholder Right to Act By Written Consent. GM’s shareholders did not approve the shareholder proposal regarding the right to act by written consent.

Votes For	385,060,278	38.0%
Votes Against	625,816,337	62.0%
Abstentions	3,466,606
Broker Non-Vote	177,210,984

(6) Shareholder Proposal Regarding Report on Greenhouse Gas Emissions and CAFE Standards. GM’s shareholders did not approve the shareholder proposal regarding a report on Greenhouse Gas Emissions and CAFE Standards.

Votes For	270,405,306	26.7%
Votes Against	736,644,014	73.3%
Abstentions	7,293,901
Broker Non-Vote	177,210,984

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

/s/ Rick E. Hansen
By:	Rick E. Hansen
Assistant General Counsel and Corporate Secretary
Date: June 14, 2018